UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2008
                                                         -----------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

          Delaware                     0-28815                  06-1241321
          --------                     -------                  ----------
State or other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)             File Number)           Identification No.)


        13  North Street, Litchfield, Connecticut        06759
        -----------------------------------------        -----
         (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment  of  Certain  Officers;   Compensatory  Arrangements  of
            Certain Officers.

            On November 20, 2008, the Board of Directors of The First National Bank of Litchfield (the "Bank"), the wholly-owned banking subsidiary of First Litchfield Financial Corporation (the "Corporation"), approved the following agreements with certain Named Executive Officers and the directors of the Corporation and the Bank.

            First Amended and Restated Executive Incentive Retirement Agreements with Joseph J. Greco, President and Chief Executive Officer, Frederick F. Judd III, Senior Vice President and Senior Trust and Wealth Management Officer, and Carroll A. Pereira, Treasurer of the Corporation and Senior Vice President and Chief Financial Officer of the Bank. The purpose of the Amended Executive Incentive Retirement Agreements is bring the Executive Incentive Retirement Agreements dated as of December 19, 2002, April 28, 2006 and November 30, 2000, respectively, into compliance with the provisions of Section 409A of the Internal Revenue Code.

         The Amended Executive Incentive Retirement Agreements provide for the award of deferred bonuses of from 4.6% to 16.1% of the Named Executive Officer's base salary if the Bank's earnings growth is at least 5% and its return on equity is at least 11%; the formula for such awards may be revised by the Board of Directors. Amounts are awarded after the end of each fiscal year. Tax-deferred earnings on such awards accrue annually at a rate equivalent to the rate of appreciation in the Company's stock price in the preceding year, with a guaranteed minimum of 4% and a maximum of 15%. Such awards are immediately vested with respect to 20% of the award and an additional 20% vests for each additional year of service and the award is 100% vested upon a change in control, upon termination due to disability, at normal retirement of 65 or retirement at age 55 with 20 years of service. If the Named Executive Officer dies while serving as an Executive Officer of the Bank, the amount payable to the participant's beneficiary is equivalent to the participant's projected retirement benefit (as defined in the Executive Incentive Agreements). Upon retirement, the Named Executive Officer's total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over fifteen (15) years, during which payout period earnings continue to accrue at the rate in effect at the date of retirement; in the case of early retirement, the Named Executive Officer may elect to defer commencement of the payment of benefits, during which period earnings continue to accrue at the rate in effect at the date of early retirement.

            A copy of the form of Amended Executive Incentive Retirement Agreements is attached as Exhibit 10.1.

            First Amended and Restated Director Incentive Retirement Agreements with Perley H. Grimes, Jr., George M. Madsen, Alan B. Magary, Gregory S. Oneglia, Charles E. Orr, William J. Sweetman, H. Ray Underwood, Jr. and Patricia
D. Werner, directors of the Corporation and the Bank. The purpose of the Amended Executive Director Retirement Agreements is to bring the Director Incentive Retirement Agreements previously entered at various dates into compliance with the provisions of Section 409A of the Internal Revenue Code.

         The Amended Executive Director Retirement Agreements award a director with the right to earn and defer the receipt of a bonus in an amount or percentage ranging from 14.5% to 50% of the director's retainer, meeting fees and committee fees, depending on the return on equity and earnings growth in the

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

preceding year, provided that there is no award if the return on equity in the preceding year is less than 11% and earnings growth in the preceding year is less than 5%. Earnings accrue annually on such amounts at a rate equivalent to the appreciation in the Company's stock price in the preceding year, with a guaranteed minimum of 4% and a maximum of 15%. All amounts in the Director Incentive Agreements are immediately vested with respect to 20% of the award and an additional 20% is vested for each additional year of service, with 100% vesting upon a change in control, at normal retirement at age 72, regardless of years of service, or retirement prior to age 72 with at least ten years of service. If the director becomes disabled prior to retirement, the director will receive the entire balance in their deferral account at termination of employment. Upon retirement, the director's total deferred compensation, including earnings thereon, may be paid out in one lump sum, or paid in equal annual installments over ten (10) years, during which payout period earnings continue to accrue as stated above.

         A copy of the form of Amended Director Incentive Retirement Agreements is attached as Exhibit 10.2.

         First Amended and Restated Supplemental Executive Retirement Agreements with Joseph J. Greco, President and Chief Executive Officer of the Corporation and the Bank and Carroll A. Pereira, Treasurer of the Corporation and Senior Vice President and Chief Financial Officer of the Bank. The purpose of the Amended Supplemental Executive Retirement Agreement is to bring the Supplemental Executive Retirement Agreement dated as of January 1, 2006 into compliance with the provisions of Section 409A of the Internal Revenue Code.

         The Amended Supplemental Executive Retirement Agreement provide for payments upon retirement to these individuals ranging from 10% to 25% of the three-year average of the Executive Officer's compensation prior to retirement for the life expectancy of the Executive Officer at the retirement date.

         A copy of the form of Amended Supplemental Executive Retirement Agreement is attached as Exhibit 10.3.

Section 9. Financial Statements and Exhibits
           ---------------------------------

         Item 9.01  Financial Statements and Exhibits.
                    ---------------------------------

         (a)    Not Applicable.

         (b)    Not Applicable.

         (c)    Not Applicable.

         (d)    Exhibits.
         ---    --------

                Exhibit 10.1. Form of First Amended and Restated Executive Incentive Retirement Agreements.

                Exhibit 10.2. Form of First Amended and Restated Director Incentive Retirement Agreements.

                Exhibit 10.3. Form of First Amended and Restated Supplemental Executive Retirement Agreement.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       FIRST LITCHFIELD FINANCIAL CORPORATION


                                       By  /s/ JOSEPH J. GRECO
                                           Joseph J. Greco
                                           President and Chief Executive Officer


Dated:  November 24, 2008


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